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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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       Date of report (Date of earliest event reported): October 20, 1998


                             RUBBERMAID INCORPORATED
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


              Ohio                        1-4188                 34-0628700
  ----------------------------      ---------------------    ------------------
  (State or other jurisdiction      (Commission File No.)      (IRS Employer
       of incorporation)                                     Identification No.)


                    1147 Akron Road, Wooster, Ohio 44691-6000
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (330) 264-6464
                                                          ----------------


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)







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ITEM 5.  OTHER EVENTS

         On October 20, 1998, Rubbermaid Incorporated, an Ohio corporation (the "Company"), Newell Co., a Delaware corporation ("Newell"), and Rooster Company, an Ohio corporation ("Merger Sub"), executed an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub, a newly formed acquisition subsidiary of Newell, will merge with and into the Company, with the Company as the surviving corporation (the "Merger"). Pursuant to the Merger Agreement, upon effectiveness of the Merger, each outstanding share of the common stock, par value $1.00, of the Company will be converted into the right to receive 0.7883 shares of common stock, $1.00 par value, of Newell. Consummation of the Merger is subject to satisfaction or waiver by the parties of certain conditions, including receipt of regulatory approvals and approvals by the stockholders of the Company and Newell.

         On October 21, 1998, the Company and Newell issued a joint press release announcing the execution of the Merger Agreement. The Merger Agreement and the press release are filed as exhibits hereto and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.


            2.1 Agreement and Plan of Merger, dated as of October 20, 1998, by and between Newell Co., Rooster Company and Rubbermaid Incorporated.

            99.1       Text of Joint Press Release, dated October 21, 1998.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             RUBBERMAID INCORPORATED

                             By: /s/  James A. Morgan
                                 ------------------------------------------
                                 Name:        James A. Morgan
                                 Title:       Senior Vice President,
                                              General Counsel and Secretary
Dated:  October 21, 1998


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                                  EXHIBIT INDEX

                             Rubbermaid Incorporated

                           Current Report on Form 8-K
                             Dated October 21, 1998




    Exhibit No.                                   Title
    -----------                                   -----

        2.1 Agreement and Plan of Merger, dated as of October 20, 1998, by and between Newell Co., Rooster Company and Rubbermaid Incorporated.

       99.1               Text of Joint Press Release, dated October 21, 1998.